UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 19, 2011

Date of Report (Date of earliest event reported)

COCONNECT, INC.

(Exact name of registrant as specified in its charter)

Nevada		63-1205304
(State or other jurisdiction		(IRS Employer
of Incorporation)		Identification Number)
25 East 200 South
Lehi, Utah 84043
(Address of principal executive offices)

(801) 592-3000
(Issuer’s Telephone Number)
(801) 221-5133
(Issuer’s Facsimile Number)

____________________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant’s Certifying Accountant.

On December 19, 2011, the Company’s Board of Directors made the decision to dismiss our former accounting firm, PLS, CPA. The decision to dismiss was based solely upon the Company’s preference of accounting firms and was approved by the Company’s Board of Directors as the Company has no audit or similar committee. Following the dismissal of PLS, CPA, we retained the firm of Hansen, Barnett & Maxwell, PC to audit our financial statements for the year ending December 31, 2011 and review all interim period financial statements going forward. Such change in accountants was approved by the Company’s Board of Directors. At no time prior to our retention of Hansen, Barnett & Maxwell, PC did we, or anyone on our behalf, consult with Hansen, Barnett & Maxwell, PC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements.

PLS, CPA audited our Form 10-K for the year ending December 31, 2010 and reviewed our Form 10-Qs for the periods ending March 31, 2011, June 30, 2011 and September 30, 2011. None of the aforementioned audits or reviews contained adverse opinions or a disclaimer of opinion nor were qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit and review of the periods up to the date of resignation as described herein, there were no other disagreements between PLS, CPA and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, nor any advisement of reportable events that, if not resolved to the satisfaction of PLS, CPA would have caused PLS, CPA to make reference to the subject matter of the disagreement or reportable events in connection with its reports on our financial statements for such periods.

We had previously provided a copy of this Report on Form 8-K to PLS, CPA and requested that it furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us in response to this item (the “Consent Letter”). We received the Consent Letter on February 15, 2012 and this Amendment No.1 to our Form 8-K has been filed for the sole purpose of including the Consent Letter attached hereto as Exhibit 16.1.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Number	Description

16.1	Auditor Consent Letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 16, 2012		COCONNECT, INC. /s/ Robert K. Bench
	By:	Robert K. Bench
	Its:	President

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